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                                                                   Exhibit 10.19

              FORM OF NON-COMPETITION AND NON-DISCLOSURE AGREEMENT

          This NON-COMPETITION AND NON-DISCLOSURE AGREEMENT (this "Agreement") is made as of November 6, 1998 by and between COMPS INFOSYSTEMS, INC., a Delaware corporation (the "Company"), and __________________ ("Seller").

                                    RECITALS
                                    --------

          WHEREAS, the Company, Seller, Emmett DeMoss, an individual, and Robert Potter, an individual, have entered into that certain Asset Purchase Agreement of even date herewith (the "Purchase Agreement") pursuant to which the Company is purchasing substantially all of the assets of REALBID (the "Purchased Assets");

          WHEREAS, the going concern value of the Purchased Assets and the business being sold by REALBID to the Company would be diminished substantially if Seller were to compete with the Company in such business or in the Company's business within the United States (the "Territory");

          WHEREAS, the Purchase Agreement requires that Seller enter into this Agreement as a condition to the obligation of the Company to purchase the Purchased Assets and to consummate the transactions contemplated by the Purchase Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, and in connection with the Closing under the Purchase Agreement and the sale of the Purchased Assets in connection therewith, the parties hereto agree as follows (capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement):

          1.  Non-Competition.  As an inducement for the Company to enter into
              ---------------
the Purchase Agreement and to pay the Purchase Price, Seller hereby covenants as follows:

              a.  In General.  Commencing on the date hereof (the "Effective
                  ----------
Date") and for a period equal to the earlier of

                  (i) (x) one year after the date of the termination of Seller's employment with COMPS (1) if Seller's employment with COMPS is terminated for cause, (2) if Seller's employment with COMPS is terminated without cause during the first two years of Seller's employment with COMPS or (3) if Seller voluntarily terminated his employment with COMPS, or (y) if Seller's employment with COMPS is terminated without cause after Seller's first two years of employment with COMPS, the shorter of (1) six months after the date of the termination of Seller's employment with COMPS and (2) the remaining term of Seller's employment under his employment agreement with COMPS; or

                  (ii) four (4) years after the Effective Date (the "Term"),

Seller shall not, directly or indirectly, own, manage, engage in, operate or conduct, prepare to or plan to conduct or assists any person or entity to conduct any business, or have any interest in
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any business, person, firm, corporation or other entity (as a principal, owner, agent, employee, shareholder, officer, director, joint venturer, partner, security holder (except for the ownership of publicly-traded securities constituting not more than five percent (5%) of the outstanding securities of the issuer thereof), creditor (except for trade credit extended in the ordinary course of business), consultant or in any other capacity that engages in any business which is the same as, similar to or competitive with the Company in the commercial real estate information business, which commercial real estate information business shall include without limitation, buyer/seller matching, transaction facilitation, listing services, sales comparables, lease comparables, space availability, tenant information, property inventory, property characteristics, automated valuation models and city and regional market overviews (collectively the "Business"), within the Territory. The covenants set forth in this Section 1(a) shall be construed as a series of
                            -----------
separate covenants covering their subject matter in each of the separate states where the Company conducts the Business, and except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant set forth above in this Section 1(a). To the extent that any such covenant shall
                        ------------
be judicially unenforceable in any one or more of such state, such covenant shall not be affected with respect to each of the other states in the Territory. Each covenant with respect to such state in the Territory shall be construed as severable and independent.

          b.  No Diversion of Others.  During the Term, Seller shall not, either
              ----------------------
for itself or for any other person, firm, corporation or other entity, directly or indirectly, or by action in concert with others:

              (i) induce or influence, or seek to induce or influence, any person who is engaged by the Company (as an agent, employee, consultant, or in any other capacity) or any successor thereto with the purpose of obtaining such person as an employee or customer for a business competitive with the Business; or

              (ii) divert or take away or attempt to divert or take away, or solicit or attempt to solicit, any existing or potential customer of the Company (whether or not such customer is actually a customer of the Company as of the Effective Date, including without limitation any customer solicited by Seller or which became known by Seller prior to the Effective Date) with the purpose of obtaining such person as an employee or customer for a business competitive with the Business.

          c.  Organizing Competitive Business.  Without limiting any of the
              -------------------------------
other provisions contained in this Section 1, during the Term, Seller shall not
                                   ---------
plan to compete, prepare to compete or discuss with the Business with any third party, planning or preparing to compete with the Business, or conspire with agents, employees, consultants, other representatives of the Company or any other third party for the purpose of organizing any business activity competitive with the Business.

2.  Confidential Information and Non-Disclosure.
    -------------------------------------------

          a.  Definition of Confidential Information.  Seller hereby
              --------------------------------------
acknowledges that the Purchased Assets include the confidential and proprietary
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information regarding Seller in existence prior to the date hereof and other confidential and proprietary information of the Company (collectively, "Confidential Information"), which Confidential Information shall include, without limitation, all of the following materials and information (whether or not reduced to writing and whether or not patentable or protected by copyright):
(i) any and all trade secrets concerning the business and affairs of the Business, product specifications, data, procedures, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions, models, documentation, techniques, diagrams, flowcharts, new products and new technology information, product prototypes, product copies, manufacturing, development or marketing techniques, material, development or marketing timetables, strategies and development plans, and ideas, past, current and planned research and development, current and planned manufacturing and distribution methods and processes, customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer software and programs (including object code and source code), computer software and database technologies and information (including without limitation confirmed sales transactions, buyer and seller information, listings, space availability and tenant and lease comparables), systems, structures and architectures (and related processes, formulae, compositions, improvements, devices, know-how, inventions, discoveries, concepts, ideas, designs, methods and information) of the Business including but not limited to information related to the customers, suppliers or personnel of the Business, and any other information, however, documented, of the Business that is a trade secret within the meaning of any and all applicable state and federal trade secret laws; (ii) any and all information concerning the business and affairs of the Business (which includes historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel and personnel training and techniques and materials), however documented; and (iii) any and all notes, analysis, compilations, studies, summaries, and other material prepared by or for the Business containing or based, in whole or in part, on any information included in the foregoing. The parties hereto agree that the failure of any Confidential Information to be marked or otherwise labeled as confidential or proprietary information shall not affect its status as Confidential Information. Notwithstanding the foregoing, Confidential Information shall not include any information (i) which is generally known to the public or to companies in businesses similar to the Business (except for companies which license such Confidential Information from the Company), (ii) which later, through no act of Seller or any other party to the Purchase Agreement (except the Company), becomes generally known or (iii) which is required to be disclosed by Seller pursuant to a subpoena or court order, or pursuant to a requirement of a governmental agency or law of the United States of America or a state thereof or any governmental or political subdivision thereof, provided that (a) Seller will provide the Company with prior written notice of such disclosure in order that the Company may attempt to obtain a protective order or other assurance of confidential treatment and (b) Seller will cooperate with the Company in attempting to obtain such order or assurance.

          b.  Non-Use and Non-Disclosure.  Commencing on the date hereof, Seller
              --------------------------
shall hold in the strictest confidence (except as previously approved by the Company in writing), and shall not, directly or indirectly, disclose, divulge, reveal, report, publish, transfer or otherwise communicate, or use for its own benefit or the benefit of any other person, partnership, firm, corporation or other entity, or use to the detriment of the Company, or misuse in any way, any Confidential Information. Seller acknowledges that it will in no way infringe upon any COMPS' copyrights and will in no way use, copy, appropriate or redistribute any part of the Confidential Information, whether obtained directly or indirectly from COMPS, without a
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specific written license agreement with COMPS. It is agreed that derivative, modification or elaboration of any Confidential Information by any third party remains the proprietary property of COMPS for purposes of this Agreement. Seller and the Company each hereby stipulates that, as between them, all Confidential Information acquired by the Company constitutes important, material and confidential and/or proprietary information of the Company and the Business, constitutes unique and valuable information, and affects the successful conduct of the Business and the Company's goodwill, and that the Company shall be entitled to recover its damages, in addition to any injunctive remedy that may be available, for any breach of this Section 2.
                                     ---------

          c.  Trade Secrets.  All trade secrets of the Business will be entitled
              -------------
to all of the protection and benefits under all applicable federal and state trade secrets law. If any information that the Company deems to be a trade secret is found by a court of competent jurisdiction not to be a trade secret for purposes of this Agreement, such information will, nevertheless, be considered Confidential Information for purposes of this Agreement. Seller hereby waives any requirement that the Company submit proof of the economic value of any trade secret or post a bond or other security.

          d.  Ownership.  Seller hereby acknowledges and agrees that all right,
              ---------
title and interest in and to any Confidential Information shall be the exclusive property of the Company, and that any Confidential Information which the Seller acquired from REALBID was received in confidence and as a fiduciary of REALBID. Without limiting the foregoing, Seller shall assign to the Company any and all right, title or interest which Seller may have in all Confidential Information made, developed or conceived of in whole or in part by Seller during his term as an officer of REALBID. Seller further agrees to execute and deliver any and all instruments, and to do all other things reasonably requested by the Company in order to vest more fully in the Company all ownership rights in such Confidential Information. All equipment, notebooks, documents, memoranda, reports, files, samples, books, correspondence, lists, other written and graphic records, and the like, in any way relating to any Confidential Information or the Business, which Seller prepared, used, constructed, observed, processed, or controlled (collectively, "Materials") shall be the Company's exclusive property, and Seller hereby agrees to deliver all Materials, together with any and all copies thereof, promptly to the Company at the Company's request.

          3.  Reasonableness of Restrictions.  SELLER HAS CAREFULLY READ AND
              ------------------------------
CONSIDERED THE PROVISIONS OF SECTIONS 1 AND 2 HEREOF AND, HAVING DONE SO, HEREBY
                             ----------     -
AGREES THAT THE RESTRICTIONS SET FORTH IN SUCH SECTIONS ARE FAIR AND REASONABLE AND ARE REASONABLY REQUIRED FOR THE PROTECTION OF THE INTERESTS OF THE COMPANY AND THE BUSINESS.

          4.  Injunctive Relief.
              -----------------

          a.  In General.  Seller acknowledges and agrees that the Company shall
              ----------
suffer irreparable harm in the event that Seller breaches any of its obligations under Section 1 or 2 hereof, and that monetary damages shall be inadequate to
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compensate the Company for any such breach.  Accordingly, Seller agrees that in the event of any breach or threatened breach by Seller of any of the provisions of Section 1 or 2 hereof, the Company shall be entitled to a temporary
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restraining order, preliminary injunction and permanent injunction in order to prevent
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or restrain any such breach or threatened breach by Seller, or by any or all of
Seller's agents, representatives or other persons directly or indirectly acting for, on behalf of or with Seller.

          b.  No Limitation of Remedies.  Notwithstanding the provisions set
              -------------------------
forth in Section 4(a), above, or any other provision contained in this Agreement, the parties hereby agree that no remedy conferred by any of the specific provisions of this Agreement, including, without limitation, this
Section 4, is intended to be exclusive of any other remedy, and each and every
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remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

      5.  MISCELLANEOUS
          -------------

          a.  Notices.  All notices, requests and other communications hereunder
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must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission with answer back confirmation or mailed (postage prepaid by certified or registered mail, return receipt requested) or by overnight courier to the parties at the following addresses or facsimile numbers:

          If to Seller, to:

             REALBID LLC
             700 Larkspur Landing Circle, Suite 199
             Larkspur, CA 94939
             Facsimile No.: (415) 464-4196
             Attention:  Emmett DeMoss

          If to the Company, to:

             COMPS InfoSystems, Inc.
             9888 Carroll Centre Road
             Suite 100
             San Diego, CA  92126
             Facsimile No.:  (619) 684-3292
             Attention:  Christopher A. Crane

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 5(a), be deemed given upon
                                              ------------
delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 5(a), be deemed given upon receipt, and (iii) if
                 ------------
delivered by mail in the manner described above to the address as provided in this Section 5(a), be deemed given upon receipt (in each case regardless of
     ------------
whether such notice, request or other communication is received by any other Person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

          b.  Entire Agreement.  This Agreement, all exhibits attached hereto,
              ----------------
the Purchase Agreement and the documents executed in connection with the Purchase Agreement supersede all prior discussions and agreements among the parties with respect to the
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subject matter hereof and contains the sole and entire agreement among the parties hereto with respect thereto.

          c.  Waiver.  Any term or condition of this Agreement may be waived at
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any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party hereto of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

          d.  Amendment.  This Agreement may be amended, supplemented or
              ---------
modified only by a written instrument duly executed by or on behalf of each party hereto.

          e.  No Third Party Beneficiary.  The terms and provisions of this
              --------------------------
Agreement are intended solely for the benefit of each party hereto and the Company's successors or assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.

          f.  No Assignment; Binding Effect.  This Agreement shall inure to the
              -----------------------------
benefit of any successors or assigns of the Company. Seller shall not be entitled to assign its obligations under this Agreement.

          g.  Headings.  The headings used in this Agreement have been inserted
              --------
for convenience of reference only and do not define or limit the provisions hereof.

          h.  Severability.  If any provision of this Agreement is held to be
              ------------
illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and mutually acceptable to the parties herein.

          i.  Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of California applicable to contracts executed and performed in such State, without giving effect to conflicts of laws principles.

          j.  Attorneys Fees.  In the event suit or action is brought by any
              --------------
party under this Agreement to enforce or construe any of its terms, the prevailing party shall be entitled to recover, in addition to all other amounts and relief, its reasonable costs and attorneys fees incurred at and in preparation for arbitration, trial, appeal and review, such sum to be set by the arbitrator or court before which the matter is heard.
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          k.  Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by facsimile, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                           [SIGNATURE PAGE TO FOLLOW]
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          IN WITNESS WHEREOF, each of the parties hereto has duly executed this
Agreement as of the date first above written.

                    COMPS INFOSYSTEMS, INC.,
                    a Delaware corporation

                    By:
                        ---------------------------------------
                    Name:
                          -------------------------------------
                    Title:
                           ------------------------------------

                    SELLER


                    By:
                       ----------------------------------------


                 [SIGNATURE PAGE TO THE REALBID NON-COMPETITION
                         AND NON-DISCLOSURE AGREEMENT]

                          Schedule 1 to Exhibit 10.19
                          ---------------------------

Parties
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REALBID LLC, a California limited liability company

Emmett DeMoss, an individual

Robert Potter, an individual